                                  SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Plymouth Rubber Company, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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    (4) Proposed maximum aggregate value of transaction:
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    [ ] Fee paid previously with preliminary materials.
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    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
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    (4) Date Filed:
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

                        PLYMOUTH RUBBER COMPANY, INC.
                         CANTON, MASSACHUSETTS 02021

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD APRIL 20, 2001

                               ----------------

TO THE STOCKHOLDERS OF

    PLYMOUTH RUBBER COMPANY, INC.:

    The 2001 Annual Meeting of Stockholders of Plymouth Rubber Company, Inc. will be held at the Conference Center, 2nd Floor, 53 State Street, Boston, Massachusetts, on April 20, 2001 at 9:00 A.M., for the purpose of considering and acting upon the following:

    1.  The election of three directors, to serve for a term of three years;

    2. Ratification of the selection of PricewaterhouseCoopers LLP as the Company's auditors for the fiscal year ending November 30, 2001.

    3. The transaction of such other business as may properly be brought before the meeting or any adjournments thereof.

    Only holders of record of the Company's Class A Common Stock at the close of business on March 2, 2001 will be entitled to notice of and to vote (to the extent provided in the attached Proxy Statement) at the meeting or any adjournments thereof.

    A copy of the Company's annual report for the fiscal year ended December 1, 2000 is included herewith.

                            By Order of the Board of Directors
                                DAVID M. KOZOL, Clerk

Canton, Massachusetts
March 28, 2001

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT EXPECT TO BE PRESENT, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                        PLYMOUTH RUBBER COMPANY, INC.
                              104 REVERE STREET
                         CANTON, MASSACHUSETTS 02021

                               ----------------
                               PROXY STATEMENT
                               ----------------

                           SOLICITATION OF PROXIES

    This Proxy Statement, which is first being mailed to stockholders on or about March 28, 2001, is furnished in connection with the solicitation by management, at the direction of the Board of Directors, of proxies for use at the Company's annual meeting of stockholders to be held on April 20, 2001. Execution and return of the proxy will not in any way affect a stockholder's right to attend the meeting and to vote in person. A stockholder who executes a proxy may revoke it at any time before it is voted. Properly executed proxies, received in due time and not previously revoked, will be voted at the meeting or any adjournment thereof as specified therein, but if no specification is made such proxy will be voted in favor of the election of the directors nominated by the Board of Directors as hereinafter set forth, and in favor of the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending November 30, 2001.

    The expense of the solicitation of proxies will be borne by the Company. It is expected that the solicitation will be conducted exclusively by mail. However, if it should appear desirable to do so in order to insure an adequate representation of the shareholders at the meeting, either in person or by proxy, officers and employees of the Company may communicate with stockholders, banks, brokerage houses, nominees and others by telephone or telegraph, or in person, to request that proxies be furnished.

                 OUTSTANDING SECURITIES AND OWNERSHIP THEREOF

OUTSTANDING SHARES AND VOTING RIGHTS
    Stockholders are entitled to one (1) vote for each share of the Company's Class A Common Stock, $1 par value ("Class A Stock"), owned by them of record as of the close of business on March 2, 2001. On that date there were outstanding 810,586 shares of Class A Stock entitled to be voted at the meeting. The Class A Stock is the only class of the Company's outstanding capital stock entitled to notice of and to vote at the meeting. In addition to the foregoing voting securities, on March 2, 2001 the Company had outstanding 1,226,303 shares of Class B Common Stock, $1 par value ("Class B Stock"). The holders of Class B Stock will not be entitled to vote at the meeting. At the close of business on March 2 2001, Maurice J. Hamilburg, Joseph D. Hamilburg and Jane H. Guy owned or controlled through a voting trust an aggregate of 373,052 shares of the Company's Class B Stock, constituting approximately 30.4% of the outstanding shares; Maurice J. Hamilburg and Joseph D. Hamilburg owned 62,243 and 1,550 shares, respectively, and the Plymouth Rubber Defined Benefit Unit Pension Plan and Trust and Joseph M. Hamilburg Foundation, as to each of which Maurice J. Hamilburg and Joseph D. Hamilburg are Trustees, owned an aggregate of 62,219 shares of the Company's Class B Stock, constituting approximately 5.1% of the outstanding shares.

OWNERSHIP OF VOTING SECURITIES
    The following table sets forth, as of March 2, 2001, the information described therein with respect to the persons known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Class A Stock, the Company's sole class of voting securities:

          NAME AND ADDRESS                     NO. OF SHARES        PERCENT
         OF BENEFICIAL OWNER                 BENEFICIALLY OWNED    OF CLASS
         -------------------                 ------------------    --------
MAURICE J. HAMILBURG                             470,812(1)          58.1%
10 Draper Road
Wayland, Massachusetts 01778

JOSEPH D. HAMILBURG                              464,991(1)          57.4%
16 Shaw Drive
Wayland, Massachusetts 01778

JANE H. GUY                                      432,170(1)(2)       53.3%
1660 West Street
Mansfield, Massachusetts 02048

NORTH LLP                                        181,003(3)          22.3%
Carl Veltman
Carroll Veltman
30 Beards Creek
Chapin, SC 29036

DR. IDO E. COLANTUONI                             64,700(4)           8.0%
P.O. Box 28231
Washington, D.C. 20038

(1) Maurice J. Hamilburg, Joseph D. Hamilburg and Jane H. Guy are siblings. The shares shown as beneficially owned by each of Maurice J. Hamilburg, Joseph D. Hamilburg and Jane H. Guy are so shown by reason of their direct and indirect beneficial ownership of certain of the shares and their respective voting powers with respect to certain of the shares as Voting Trustees of a voting trust and as trustees of various other trusts. For a breakdown of the actual beneficial ownership of the shares, see "Stock Ownership of Nominees, Continuing Directors and Officers."

(2) Of the shares shown as beneficially owned by Jane H. Guy, 18,011 shares are owned indirectly (the direct ownership being held by a voting trust as described under the caption "Stock Ownership of Nominees, Continuing Directors and Officers"), and 515 are held directly, and the remainder are in trusts of which she is a beneficiary or co-beneficiary with others and with respect to which she has no voting powers.

(3) Based on Schedule 13G dated March 1, 2001.

(4) Based on Schedule 13D dated May 8, 1997.

                                PROPOSAL NO. 1
                            ELECTION OF DIRECTORS

    The Company's By-Laws provide for the election by stockholders of a Board of Directors consisting of not less than five (5) nor more than nine (9) directors, as fixed from time to time by the Board of Directors. The directors are divided into three (3) classes as nearly equal in number as possible, consistent with the total number of directors to serve, as fixed by the Board. The directors of each class serve for a term of three (3) years, with the term of each class expiring in successive years, except that the term of a director elected to any class between annual elections will expire with the expiration of the term of that class.

    The Board of Directors has presently fixed nine (9) as the number of directors to serve during the ensuing year, subject to the Board's authority to change such number from time to time. Of the number so fixed, three (3) will be elected at the meeting to replace the three (3) whose terms expire, such reelected directors to serve for a term of three (3) years. The nominees are set forth below.

    All Class A Stock proxies received by management will be voted (unless otherwise specified) in favor of the persons named below as nominees for election as directors, said nominees to serve for a term of three years, and until his or her successor is elected and qualifies. Proxies cannot be voted for more than three directors. All of the following directors (including the nominees) have been directors of the Company for the periods indicated in the table below.

NOMINEES FOR ELECTION AS DIRECTORS AND CONTINUING DIRECTORS
    Information concerning the nominees for election as director for a term to expire in 2004:

                                                            SERVED AS PRESENT
                                                            DIRECTOR   TERM
        NAME                 PRINCIPAL OCCUPATION     AGE     SINCE   EXPIRES
        ---                      -------------        ----   -------  -------

EDWARD H. PENDERGAST(2)    President of Pendergast     67     1998     2001
                           and Company

JOSEPH D. HAMILBURG(1)     Chairman and Co-Chief       52     1974     2001
                           Executive Officer of the
                           Company

C. GERALD GOLDSMITH(3)     Independent Investor and    72     1998     2001
                           Financial Consultant

    Information concerning other directors who will continue in office after the meeting:

JANE H. GUY(1)             President and Treasurer     49     1989     2002
                           of Alladan Kennels, Inc.

MELVIN L. KEATING(2)       President of Kadeca         54     1989     2002
                           Consulting Corporation

JAMES M. OATES(3)          Managing Director of The    54     1996     2002
                           Wydown Group and
                           Chairman of IBEX Capital
                           Markets Inc.

MAURICE J. HAMILBURG(1)    President and Co-Chief      54     1974     2003
                           Executive Officer of the
                           Company

DUANE E. WHEELER(2)        Retired Vice President --   68     1996     2003
                           Finance and Treasurer of
                           the Company

SUMNER KAUFMAN(3)          President of Kaufman and    66     1999     2003
                           Company

    Jane H. Guy, a graduate of Wheaton College, has since 1978, been President and Treasurer of Alladan Kennels, Inc., a company engaged in the business of operating dog care and grooming kennels. She also conducts a dog breeding operation.

    Since 1997, Melvin L. Keating has served as President of Kadeca Consulting Corporation. Prior thereto, (1995-1997), Mr. Keating served as President of Sunbelt Management Company. Sunbelt Management is an owner and operator of commercial and retail real estate in North America. From 1994 -- 1995 Mr. Keating served as Senior Vice President of Reichmann International Companies and from 1986 to 1994, as Senior Vice President of Olympia & York Companies, U.S.A., entities controlled by the Reichmann family, engaged in the real estate development business, including the development and construction of major urban office buildings and other commercial property. Mr. Keating is a graduate of Rutgers University where he earned a BA degree, and he holds Master of Science and Master of Business Administration degrees from the Wharton School of the University of Pennsylvania.

    Maurice J. Hamilburg has been President of the Company since 1987. He served as Executive Vice President from 1976 to 1987, and prior to 1976 he served in various other capacities with the Company for several years. He is a graduate of Harvard College and of the Harvard Graduate School of Business Administration where he earned the degree of Master of Business Administration.

    Joseph D. Hamilburg, a graduate of Harvard College, has been Chairman and Co-Chief Executive Officer of the Company since April, 1998. From October, 1988 to April, 1998 Mr. Hamilburg served as President of J.D.H. Enterprises, Inc., an international consulting company, and in this capacity, served as a business consultant to the Company. Prior to October, 1988, he served as Vice President and Treasurer of the Company and in other executive officer capacities for more than ten (10) years.

    James M. Oates is presently Managing Director of The Wydown Group and Chairman of IBEX Capital Markets, Inc. Mr. Oates served as President and Chief Executive Officer of Neworld Bancorp, Inc. and Neworld Bank from 1984-1994. He is a graduate of Harvard College and the Harvard Graduate School of Business Administration. Mr. Oates is the Chairman of the Board of Directors of Emerson Investment Management, Inc. He also is a director of Phoenix Funds, Investors Bank & Trust, Investor Financial Services Corp., Command Systems, Stifel Financial, 1 Mind Company, Connecticut River Bancorp and the Connecticut River Bank.

    Duane E. Wheeler served as Vice President -- Finance of the Company from 1980 to 1997, and as Treasurer from 1988 until 1998. Prior to 1980 he served as Vice President of Administration and Finance of Acushnet Company, a subsidiary of American Brands, which manufactures and distributes golf equipment and precision rubber molded goods. Mr. Wheeler is a graduate of the University of Massachusetts.

    Edward H. Pendergast has served as President of Pendergast and Company, a corporate financial consulting firm, since 1989. Prior to that he served as Chairman and CEO of Kennedy & Lehan, P.C., a CPA consulting firm. Mr. Pendergast is Chair of the Board of Directors of PLC Systems, Inc. and is a director of several private companies. He is a graduate of Bentley College (B.A. and M.S.). Mr. Pendergast is a CPA and holds business valuation credentials as a Certified Valuation Analyst (CVA) and Accredited Business Valuator (ABV).

    C. Gerald Goldsmith has been an independent investor and financial consultant since 1976. Mr. Goldsmith is the Chairman of the Board of Directors of American Banknote Corp. He also serves as a member of the board of directors of Palm Beach National Bank & Trust Co. and Innkeepers USA Trust. Mr. Goldsmith holds an A.B. degree from the University of Michigan and an M.B.A. from the Harvard Graduate School of Business Administration.

    Sumner Kaufman is currently President of Kaufman & Company, a private investment banking firm located in Boston, MA. Mr. Kaufman previously has been associated with Kidder, Peabody & Company and Ira Haupt & Co., both of New York. He also has held the position of Partner and Manager of the Boston Corporate Finance Department of White, Weld & Co., Inc. Mr. Kaufman currently serves as a Director of Camp Dresser & McKee, Inc. and Leasing Technologies International, Inc. Additionally, Mr. Kaufman is a member of the Advisory Board of the Venture Capital Fund of New England and is Chairman of the Advisory Board's Finance Committee for Radio Station WBUR. He is a 1956 graduate of Harvard College.
------------
(1) Member of Executive Committee.
(2) Member of Audit Committee.
(3) Member of Compensation Committee.

              CERTAIN MATTERS RELATING TO OFFICERS AND DIRECTORS

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
    The Company's Board of Directors has among its separate committees, a Compensation Committee, which is comprised of three Directors: Mr. James M. Oates (the Chair of the Committee), Mr. C. Gerald Goldsmith, and Mr. Sumner Kaufman, all of whom are non-employee Directors.

THE BOARD COMPENSATION COMMITTEE REPORT
    The Company administers executive compensation through its Compensation Committee, which is comprised of three Directors, all of whom are non-employees. The Committee reviews policies and makes recommendations to the Board of Directors with respect to such matters as (i) appropriate compensation policy for key management personnel, including base salary levels, (ii) the implementation and/or amendment and/or termination of existing employee benefit and incentive plans, (iii) the establishment and implementation of new employee benefit and incentive plans, (iv) appropriate implementation of the Company's stock option or other stock purchase plans through grants thereunder, (v) the award of cash bonus, when appropriate, to officers and other key employees, and (vi) generally, all matters relating to officer and other key employee compensation.

    Among the Committee's objectives is establishing executive compensation competitive with that of other companies similar in size, considering the relative responsibility levels of individual executives. The Company's goal is to award competitive compensation based on a total of salary, stock options, and bonus. The Committee uses its discretion, experience and business judgment in setting executive compensation.

    Each of the Co-CEOs' compensation is comprised of a base salary, and depending upon the above-stated factors and adjustments, a bonus and/or a stock option grant. In establishing the Co-CEOs' compensation the Committee uses its discretion and experience, evaluates and weighs various factors, and arrives at its decision using its best judgment. The Committee establishes the Co-CEOs' compensation after taking into account the Company's performance, each of the Co-CEOs' performance, and the relationship of the Co-CEOs' compensation to that of the other key executives.

    The Committee evaluates the award of a bonus to each of the Co-CEOs using its discretion and business judgment. For fiscal 2000, no bonus was awarded to either of the Co-CEOs.

    In addition, the Committee makes decisions regarding the payment of cash bonuses to the Company's Executive Officers. The purpose of the bonus is to provide incentives and rewards to the Executive Officers, based on the overall achievement of corporate goals. The decision as to individual bonus awards is discretionary, and the Committee considers such factors as the recommendations of the Co-CEOs, the Company's overall financial performance, the individuals' levels of compensation relative to external markets, their performance and value to the Company, and their relative contributions to the management team. For fiscal 2000, no bonus was awarded to any of the Executive Officers.

    The Board of Directors may also, upon the recommendation of the Compensation Committee, award Incentive Stock Options (see the caption "Stock Options" below and in this Proxy Statement) to certain key employees. The purpose of this program is to provide long-term incentives to key employees to increase shareholder value, and to align management's goals with those of shareholders. Such Stock Options may be awarded in lieu of or in addition to a bonus, and utilize vesting periods to encourage key employees to continue in the employ of the Company and to encourage a long-term perspective. In addition to the factors described above, the Committee considers the amounts and terms of the prior years' grants in deciding whether to award options, to whom, and in what amounts for the last completed fiscal year. During fiscal 2000 no Incentive Stock Options were awarded to employees.

    The compensation model for the Company's executives is intended to be competitive (at least the 50th percentile) when measured against executives of comparably sized manufacturing companies.

    In the Committee's opinion the Company's executives are appropriately com-pensated.
                                Respectfully submitted,
                                Compensation Committee

                                By JAMES M. OATES, Chair
                                   C. GERALD GOLDSMITH
                                   SUMNER  KAUFMAN

EXECUTIVE COMPENSATION
    General. The following table sets forth the total annual compensation paid or accrued by the Company to each of the Company's Co-Chief Executive Officers and the three most highly compensated executive officers for the three fiscal years ended December 1, 2000.

                                                                         SUMMARY COMPENSATION TABLE
                                          -----------------------------------------------------------------------------------------
                                                                                         LONG TERM COMPENSATION
                                                                                   -----------------------------------
                                                    ANNUAL COMPENSATION                     AWARDS            PAYOUTS
                                          ---------------------------------------  ------------------------  ---------
                                                                                        (# OF SHARES)
                                                                          OTHER    -----------------------
                                                                         ANNUAL     RESTRICTED                           ALL OTHER
                         PRINCIPAL                                       COMPEN-      STOCK       OPTIONS/     LTIP       COMPEN-
       NAME               POSITION         YEAR   SALARY $    BONUS $   SATION $      AWARDS        SARS      PAYOUTS     SATION
       ----               --------         ----   --------    -------   --------      ------        ----      -------     ------

M. J. Hamilburg     President and
                      Co-Chief             2000    275,004      --        3,219         --           --         --          --
                      Executive            1999    275,004    65,000      2,951         --           --         --          --
                      Officer              1998    250,002    50,000      3,165         --           --         --          --

J. D. Hamilburg     Chairman and
                      Co-Chief             2000    275,004      --        2,023         --           --         --          --
                      Executive            1999    275,004    65,000        830         --           --         --          --
                      Officer              1998    250,002    50,000       --           --           --         --          --

A. I. Eisenberg     Vice President         2000    182,470      --         --           --           --         --          --
                      Sales and            1999    174,882    20,250       --           --           --         --          --
                      Marketing            1998    163,973    19,000       --           --           --         --          --

S. S. Leppo         Vice President         2000    163,250      --         --           --           --         --          --
                      Research and         1999    155,750    19,500       --           --           --         --          --
                      Development          1998    148,166    18,000       --           --           --         --          --

J. Berns            Vice President         2000    128,000      --         --           --           --         --          --
                      Finance and          1999    123,332    15,250       --           --           --         --          --
                      Treasurer            1998    110,004    14,000       --           --           --         --          --

    Other annual compensation includes the interest on a loan from the Company and life insurance premiums of $773 and $2,446 in 2000, $830 and $2,121 in 1999, $900 and $2,265 in 1998, respectively, for Mr. Maurice J. Hamilburg. In addition, other annual compensation includes the interest on a loan from the Company and life insurance premiums of $773 and $1,250 in 2000, and $830 in 1999, for Mr. Joseph D. Hamilburg.

    Mr. Joseph D. Hamilburg joined the company on April 24, 1998. His salary and bonus for 1998 presented in the above table reflect an annualization of his compensation as if he had been employed for the full year.

    Stock Options. The following table shows the value of unexercised options.

                OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE
AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUE
--------------------------------------------------------------------------------
                                                                     VALUE OF
                                                      NUMBER OF     UNEXERCISED
                                                     UNEXERCISED   IN-THE-MONEY
                             SHARES                 OPTIONS/SARS   OPTIONS/SARS
                            ACQUIRED                AT FY-END (#)  AT FY-END ($)
                          ON EXERCISE      VALUE    EXERCISABLE/   EXERCISABLE/
    NAME                       (#)     REALIZED ($) UNEXERCISABLE  UNEXERCISABLE
    ----                  -----------  ------------ -------------  -------------

Maurice J. Hamilburg .....     --           --           --             --
                                                       57,750         35,747

Joseph D. Hamilburg ......     --           --         37,325           --
                               --           --         20,000           --

Alan I. Eisenberg ........     --           --         17,550          9,644
                               --           --         23,100         19,289

Sheldon S. Leppo .........     --           --         17,550          9,644
                               --           --         20,325         14,466

Joseph J. Berns ..........     --           --         11,250           --
                               --           --          3,500           --

    The value of unexercised "in-the-money" was determined using the ending market value of the Company's Class B Common Stock at November 30, 2000, ($3.00) less the exercise price of the unexercised options.

    Common Stock Performance: As part of the executive compensation information presented in the Proxy Statement, the Securities and Exchange Commission requires a five-year comparison of stock performance for the Company with the stock performance of appropriate similar companies. The Company has selected the S&P 500 and the Amex Market Value Index for the broad equity market and published industry indexes, respectively, for stock performance comparison. The Company does not know of an appropriate peer group or other industry index of comparably traded companies that would be more meaningful.

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
     AMONG PLYMOUTH RUBBER COMPANY, INC. CLASS A AND B, THE S&P 500 INDEX
                       AND THE AMEX MARKET VALUE INDEX

                 Plymouth            Plymouth                      AMEX Market
                 Class A             Class B        S&P 500        Value Index
                 -------             -------        -------        -----------
"11/95"          $100.00             $100.00        $100.00         $100.00
"11/96"            88.51               81.67         127.87          105.05
"11/97"            61.23               44.07         164.33          124.50
"11/98"            69.21               66.76         203.20          131.18
"11/99"            89.18               70.00         245.67          165.91
"11/00"            63.22               31.11         235.30          171.79


* $100 INVESTED ON 11/30/95 IN STOCK OR INDEX - INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING NOVEMBER 30.

Note to Graph Above: Assumes $100 invested on November 30, 1995 in Plymouth Rubber Company, and an identical amount in the S&P 500 and AMEX Market Value Index. There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above. The Company will not make nor endorse any predictions as to future performance.

RETIREMENT BENEFITS
    The Company has a defined contribution profit sharing plan and trust which includes an employee elective deferral of income under the provisions of
Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, the Company has a defined benefit pension plan and trust. The Company may make discretionary contributions to the Profit Sharing Trust. With respect to the Profit Sharing Plan prior to amendment, allocations were made to each participant's account based upon years of service and salary. Under the amended plan, Company contributions will be allocated based upon a combination of annual pay and employee elective deferrals. Subject to the provisions described below relating to the pension plan, on retirement a participating employee's account is paid to him either in a lump sum or in ten annual payments at the employee's designation.

    The pension plan for salaried employees, established in 1980, is Company-funded and provides for a monthly payment to a retired participant of $12.50 multiplied by the participant's number of years of credited service to the Company, reduced by the amount of a monthly life annuity pension which would be the actuarial equivalent of the amount accumulated in the employee's profit sharing account at the date of retirement. If, without reduction by reason of a participant's profit sharing plan account, benefits not less than the actuarial equivalent of the amount in such participant's profit sharing plan account would be provided to such participant under the pension plan, distribution of the participant's profit sharing plan account is made by transfer thereof to the pension plan trust. The benefits to the participant, therefore, are those payable under the pension plan or the profit sharing plan, whichever are greater. In August, 1996 the Company elected to curtail the non-contributory defined benefit pension plan with respect to funding of future benefits effective November 30, 1996.

    The following table sets forth the estimated annual benefits upon retirement payable under the foregoing plans to the identified Executive Officers of the Company (and all executive officers as a group), based on the amounts in their respective profit sharing accounts as of December 1, 2000 and reflects the impact of curtailment of the pension plan effective November 30, 1996.

                                                        ESTIMATED ANNUAL
           NAME                                     BENEFITS UPON RETIREMENT(1)
           ----                                     ---------------------------

MAURICE J. HAMILBURG ..............................          $ 3,750

ALAN I. EISENBERG .................................            1,500

SHELDON S. LEPPO ..................................            5,850

7 Executive Officers as a Group ...................           14,850
------------
(1) Lifetime annual payments under pension plan.

CERTAIN TRANSACTIONS
    The Company has a consulting arrangement with Jane H. Guy, a director, pursuant to which Ms. Guy has been engaged to render consulting services to the Company. During the year ended December 1, 2000 Ms. Guy was paid $51,700 for such services. The Company believes that the amount paid to Ms. Guy would be competitive with that which would be required to be paid to an outside consultant with Ms. Guy's knowledge and experience.

    The Company has a consulting arrangement with Kadeca Consulting Corporation ("Kadeca"), whose President is Melvin L. Keating, a director of the Company, to render consulting services to the Company. During the year ended December 1, 2000 Kadeca was paid $14,078. The Company believes that the amount paid to Kadeca would be competitive with that which would be required to be paid to an outside consulting firm with similar knowledge and experience.

MEETING ATTENDANCE; COMMITTEES
    During fiscal year 2000 the Board of Directors held seven meetings. All directors were paid $750 for each meeting attended. This same rate of compensation was paid for attendance at Board Committee meetings. In addition, the Company's non-employee directors receive an annual retainer of $8,000. The Company has no nominating committee. It has an Executive Committee, a Compensation Committee and an Audit Committee, the members of which are noted in the table under the caption "Nominees for Election as Directors and Continuing Directors." The Audit Committee, whose report is contained elsewhere in this proxy statement, held three meetings during the past year attended by all members. The Audit Committee reviews with the auditors the scope of the audit work and questions which may arise in the course of the annual audit, reviews the fees charged by the audit firm and considers such other matters as the adequacy of internal controls, accounting staffing, etc. The Executive Committee held no meetings in fiscal 2000. The Compensation Committee, whose report is contained elsewhere in this proxy statement, held two meetings during the past year attended by all members. Each director attended at least 75% of the Board of Directors and respective committee meetings.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
    Based on a review of materials submitted to the Company, the Company believes that during the past fiscal year no directors, officers or beneficial owners of more than 10% of any class of equity securities of the Company failed to file on a timely basis reports as required by Section 16(a) of the Exchange Act.

STOCK OWNERSHIP OF NOMINEES, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS
    The following table sets forth information as to all ownership of the Company's capital stock by each present director, each nominee for election as a director and all directors, nominees and executive officers as a group:

                                                              SHARES
                                                           BENEFICIALLY
                                                             OWNED ON          PERCENT OF       NATURE OF
              NAME                   TITLE OF CLASS           3/2/01             CLASS          OWNERSHIP
              ----                   --------------           ------             -----          ---------
JANE H. GUY                        Class A Common          432,170(1)(2)         53.3%           Direct
                                                                                                    &
                                                                                                Indirect
                                   Class B Common          390,494(1)(3)         31.8%          Indirect

JOSEPH D. HAMILBURG                Class A Common          464,991(2)            57.4%           Direct
                                                                                                    &
                                                                                                Indirect
                                   Class B Common          474,146(3)            38.7%           Direct
                                                                                                    &
                                                                                                Indirect

MAURICE J. HAMILBURG               Class A Common          470,812(2)(4)(5)      58.1%           Direct
                                                                                                    &
                                                                                                Indirect
                                   Class B Common          497,807(3)(4)(5)      40.6%           Direct
                                                                                                    &
                                                                                                Indirect

C. GERALD GOLDSMITH                Class B Common           17,325(8)             --             Direct

SUMNER KAUFMAN                     Class B Common            5,775(8)             --             Direct

MELVIN L. KEATING                  Class B Common           17,325(8)             --             Direct

JAMES M. OATES                     Class B Common           26,325(8)             --             Direct

EDWARD H. PENDERGAST               Class B Common           11,550(8)             --             Direct

DUANE E. WHEELER                   Class B Common           35,394(8)             --             Direct

15 Officers and Directors          Class A Common          472,707(6)            58.3%           Direct
  as a Group                                                                                        &
                                                                                                Indirect
                                   Class B Common          752,026(7)            61.3%           Direct
                                                                                                    &
                                                                                                Indirect

------------
(1) 18,011 Class A shares are owned indirectly, the shares being held in the Voting Trust described below, and 515 are held directly; 2,791 Class B shares are owned indirectly, the shares being held in the Voting Trust described below, and 117 are held directly, and all remaining Class A and Class B shares are beneficially owned as a beneficiary of various Trusts for her sole benefit or as a co-beneficiary with Maurice J. Hamilburg and Joseph D. Hamilburg, except that 12,258 Class B shares are held as custodian for three minor children, as to which she disclaims beneficial ownership; 17,325 of the Class B shares shown as owned by Jane H. Guy are not actually owned but are subject to presently exercisable options to purchase same.

(2) The number of shares of Class A Common Stock shown as beneficially owned by each of Joseph D. Hamilburg, Maurice J. Hamilburg and Jane H. Guy are so shown by reason of their voting powers with respect thereto. 1,365 of the shares shown as owned by Joseph D. Hamilburg are owned by him directly; 1,315 of the shares shown as owned by Maurice J. Hamilburg are owned by him directly; and 431,655 of the shares (53.3% of the Company's outstanding Class A Common Stock) shown as owned by each are in a voting trust (the "Voting Trust") of which they, are the Voting Trustees. The actual beneficial ownership of the shares held by the Voting Trust and the respective percentages of the outstanding Class A Common Stock represented thereby are broken down as follows:

       (i) 5,700 shares (.7%) beneficially owned by a trust of which Joseph D. Hamilburg is the beneficiary;

      (ii) 5,700 shares (.7%) beneficially owned by two separate trusts of which Maurice J. Hamilburg is the beneficiary;

     (iii) 249,404 shares (30.8%) beneficially owned by a trust of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees and of which Jane H. Guy, Joseph D. Hamilburg and Maurice J. Hamilburg are life income beneficiaries;

      (iv) 5,700 shares (.7%) beneficially owned by a trust of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees for the benefit of Jane H. Guy;

       (v) 68,683 shares (8.5%) beneficially owned by a trust of which Joseph
           D. Hamilburg, Maurice J. Hamilburg, and Joel A. Kozol, are Trustees and of which Jane H. Guy, Joseph D. Hamilburg and Maurice J. Hamilburg are beneficiaries;

      (vi) 4,252 shares (.5%) beneficially owned by Joseph M. Hamilburg Foundation of which Joseph and Maurice Hamilburg are Trustees;

     (vii) 5,721 shares (.7%) beneficially owned by a trust of which Jane H. Guy is the beneficiary;

    (viii) 18,471 shares (2.3%) beneficially owned by the Plymouth Rubber Defined Benefit Pension Plan and Trust, of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees;

      (ix) 25,007 shares (3.1%) beneficially owned by Maurice J. Hamilburg;

       (x) 25,006 shares (3.1%) beneficially owned by Joseph D. Hamilburg;

      (xi) 18,011 shares (2.2%) beneficially owned by Jane H. Guy.

    In addition, of the aggregate number of shares shown in the table as beneficially owned by each of Joseph D. Hamilburg and Maurice J. Hamilburg 19,971 shares (2.5%) not covered by the Voting Trust are owned by the Plymouth Rubber Defined Benefit Pension Plan and Trust, of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees; and 12,000 shares (1.5%) are owned by the aforementioned Joseph M. Hamilburg Foundation.

(3) The number of shares of Class B Common Stock shown as beneficially owned by each of Joseph D. Hamilburg, Maurice J. Hamilburg and Jane H. Guy are so shown by reason of their voting powers with respect thereto on all matters on which the Class B Stock may at any time be entitled to vote. 1,550 of the shares shown as owned by Joseph D. Hamilburg;37,325 of the shares shown as owned by Joseph D. Hamilburg are not actually owned but are subject to presently exercisable options to purchase same; and 62,243 of the shares shown as owned by Maurice J. Hamilburg are owned directly; and 373,052 (30.4%) of the shares shown as owned by each are in the Voting Trust referred to in footnote (1) above. The actual beneficial ownership of the shares held by the Voting Trust and their respective percentages of the outstanding Class B Common Stock are broken down as follows:

       (i) 10,060 shares (.8%) beneficially owned by a trust of which Joseph
           D. Hamilburg is the beneficiary;

      (ii) 10,060 shares (.8%) beneficially owned by two separate trusts of which Maurice J. Hamilburg is the beneficiary;

     (iii) 220,794 shares (17.9%) beneficially owned by a trust of which Jane
           H. Guy, Joseph D. Hamilburg and Maurice J. Hamilburg are life income beneficiaries;

      (iv) 10,060 shares (.8%) beneficially owned by a trust of which Joseph
           D. Hamilburg and Maurice J. Hamilburg are Trustees for the benefit of Jane H. Guy;

       (v) 659 shares (.1%) beneficially owned by Joseph M. Hamilburg Foundation of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees;

      (vi) 21,247 shares (1.7%) beneficially owned by a trust of which Jane H. Guy is the beneficiary;

     (vii) 23,510 shares (1.9%) beneficially owned by five grandchildren of the late Phyllis B. Hamilburg, of which 11,252 shares are held by two children of Maurice J. Hamilburg, as to which he disclaims beneficial ownership, and 12,258 shares are held by Jane H. Guy as custodian for three of her children, as to which she disclaims any beneficial ownership.

    (viii) 26,863 shares (2.1%) beneficially owned by Maurice J. Hamilburg;

      (ix) 33,499 shares (2.6%) beneficially owned by Joseph D. Hamilburg;

       (x) 2,791 shares (.2%) beneficially owned by Jane H. Guy;

      (xi) 2,863 shares (.2%) beneficially owned by the Plymouth Rubber Defined Benefit Pension Plan and Trust, of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees;

     (xii) 10,646 shares (.8%) beneficially owned by a trust of which Joseph
           D. Hamilburg, Maurice J. Hamilburg and Joel A. Kozol are Trustees and of which Jane H. Guy, Joseph D. Hamilburg and Maurice J. Hamilburg are beneficiaries.

    In addition, of the aggregate number of shares shown in the table as beneficially owned by each of Joseph D. Hamilburg and Maurice J. Hamilburg are shares not covered by the Voting Trust, 17,799 shares (1.4%) are owned by the aforementioned Joseph M. Hamilburg Foundation and 44,420 shares (3.6%) are owned by the Plymouth Rubber Defined Benefit Pension Plan and Trust, respectively, of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees.

(4) Does not include 2,500 shares of Class A Stock and 2,760 shares of Class B Stock owned by Mr. Hamilburg's wife, as to which he disclaims any beneficial interest. The Class B shares shown as owned by Mr. Hamilburg includes an aggregate of 11,252 and the Class A shares shown as owned by Mr. Hamilburg excludes an aggregate of 1,000 shares all of which are held by him as custodian for his children under the Uniform Gifts to Minors Act, as to which he disclaims any beneficial interest.

(5) 5,871 shares of Class A and 293 shares of Class B are shown in the table as beneficially owned by a trust of which Maurice J. Hamilburg is trustee for the benefit of a niece of the late Daniel M. Hamilburg.

(6) By virtue of their individual direct beneficial ownership of Class A shares and of their voting powers pursuant to the Voting Trust and other trusts referred to in footnote (1) above, all officers and directors of the Company as a group have more than 50% of the voting power of the Company's outstanding Class A Common Stock. Messrs. Joseph D. Hamilburg, Maurice J. Hamilburg and Jane H. Guy have advised that they intend to vote the shares with respect to which they possess voting power (470,812 shares-58.1%) in favor of the nominees for directors and in favor of PricewaterhouseCoopers LLP as auditors. Accordingly, passage of these proposals, respectively, is assured.

(7) Includes an aggregate of 190,650 shares not actually owned, but subject to presently exercisable options for the purchase of said number of shares.

(8) 17,325 of the shares shown as owned by C. Gerard Goldsmith, 5,775 of the shares shown as owned by Sumner Kaufman, 17,125 of the shares shown as owned Melvin L. Keating, 17,325 of the shares shown as owned by James M. Oates, 11,550 of the shares shown as owned by Edward H. Pendergast and 17,325 of the shares shown as owned by Duane E. Wheeler are not actually owned but are subject to presently exercisable options to purchase same.

STOCK OPTIONS
    The Company has in effect four stock purchase programs for executive officers and other key personnel, and non-employee directors, as the case may be. One such program is embodied in the Company's Executive Incentive Stock Purchase Plan, adopted and approved by shareholders in 1969 (the "1969 Plan"), pursuant to which the Company from time to time granted options to various executive officers as determined by the Company's Board of Directors or the Committee, if any, administering the Plan, for the purchase of restricted shares of the Company's Class B Common Stock, $1.00 par value, at an exercise price, as determined by the Board or Committee, but no less than $1.00 per share. 30,452 shares were issued and all restrictions regarding same had lapsed as of December 1, 2000.

    The second such stock purchase program is the Company's 1992 Employee Incentive Stock Option Plan ("the 1992 Plan"), adopted and approved by the Company's shareholders in 1993, pursuant to which options for the purchase of up to an aggregate of 225,000 shares (subject to adjustment as described hereinbelow) of the Company's Class B Common Stock, $1.00 par value, may be granted from time to time to key employees, at an exercise price of no less than the fair market value of the shares as of the date of grant. Although the Board of Directors or the Option Committee administering the 1992 Plan may authorize variations, options granted under the 1992 Plan will generally be exercisable in one-quarter increments, beginning one year from the date of grant, with an additional one-quarter becoming exercisable at the end of each year thereafter. The selection of key employees for the grant of options under the 1992 Plan is made to attract and to retain key employees essential to the Company's successful operations and growth. Of the total options issued and outstanding under the 1992 Plan, 98,175 were issued with variations from this standard form. These options granted in June 1992, were originally exercisable only for five years from the date of grant and could not be exercised unless the closing price of the Company's Class B common stock on the American Stock Exchange had been no less than $10.39 on each of at least twenty days in any consecutive sixty day period during the twelve months immediately preceding the date of the exercise and unless the average daily closing price of the Common Stock during the sixty day period immediately prior to the date of exercise were not less than $10.39 (the "Price Hurdle"). During August 1993, modifications to certain terms were made to alter the exercise provisions and the period of exercisability. The revised terms provide for exercisability, in any event, after the tenth anniversary of grant. In addition, the new terms provide for accelerated exercisability should the "Price Hurdle" be attained. Pursuant to the provisions of the 1992 Plan clarifications made to these options, the quantity and Price Hurdle of the options were adjusted for the 10% and 5% stock dividends declared and paid in Class B shares in 1995 and 1996, respectively. As of December 1, 2000 options for the purchase of a total of 259,876 shares under the 1992 Plan have been granted, with exercise prices that range from $2.17 to $7.13, and 65,195 options have been exercised and 88,401 options were exercisable, after adjustment for the 10% and 5% stock dividends declared and paid in Class B shares in 1995 and 1996, respectively.

    The third such stock purchase program is the Company's 1995 Employee Incentive Stock Option Plan ("the 1995 Employee Plan"), adopted and approved by the Company's shareholders in 1995. Pursuant to the 1995 Employee Plan options for the purchase of up to an aggregate of 300,000 shares of the Company's Class B Common Stock, $1.00 par value, may be granted from time to time to key employees, at an exercise price of no less than the fair market value of the shares as of the date of grant. Although the Board of Directors or the Option Committee administering the plan may authorize variations, options granted under the plan will generally be exercisable in one-quarter increments, beginning one year from the date of grant, with an additional one-quarter becoming exercisable at the end of each year thereafter. The selection of key employees for the grant of options under the plan is made to attract and to retain key employees essential to the Company's successful operations and growth. During fiscal 2000 no options were granted. As of December 1, 2000 options for the purchase of a total of 165,358 shares under the 1995 Employee Plan have been granted, with exercise prices that range from $4.25 to $7.49, and 23,100 options were cancelled, and 84,919 options were exercisable.

    The fourth such stock purchase program is the Company's 1995 Non-Employee Directors' Stock Option Plan (the "1995 Director Plan"), adopted and approved by the Company's shareholders in 1995. Pursuant to the 1995 Director Plan, options are granted to the Company's non-employee Directors for the purchase of up to an aggregate 210,000 shares (subject to adjustment as described below) of the Company's Class B Common Stock, $1.00 par value, at an exercise price of no less than the fair market value of the shares as of the date of grant. The 1995 Director Plan provides for an automatic grant of an option to purchase 15,000 shares to each current non-employee director upon approval by the shareholders at the 1995 Annual Meeting and to any new non-employee director upon their appointment or election. Although the Board of Directors or the Option Committee administering the Plan may authorize variations, options granted thereunder will generally be exercisable in one-third increments, beginning one year from the date of grant, with an additional one-third becoming exercisable at the end of each year thereafter. However, with regard to non-employee directors serving at the time of adoption, for each year (or partial year) of service on the Board of Directors prior to approval by the shareholders, one-third of the Class B Common Stock covered by such option shall become exercisable. The entire option must expire, in any event, no later than ten years from the date of grant of the option. During 2000, no options were granted to non-employee Directors. As of December 1, 2000, options for the purchase of a total of 155,925 shares under the 1995 Director Plan have been granted, with exercise prices that range from $6.75 to $7.75, and 200 options were exercised, and 126,850 options were exercisable.

                          THE AUDIT COMMITTEE REPORT

    The Company's Board of Directors has, among its separate committees, an Audit Committee, which is comprised of three Directors: Mr. Melvin L. Keating (the Chair of the Committee), Mr. Duane E. Wheeler, and Mr. Edward H. Pendergast, CPA, all of whom are non-employee Directors. Each member of the Audit Committee complies with the American Stock Exchange financial literacy requirements. Mr. Wheeler served for many years as the Vice President - Finance and Treasurer of the Company, until his retirement effective February 1, 1998. Although Mr. Wheeler's employment with the Company ceased less than three years prior to fiscal 2000, the Board of Directors considers him to be "independent" as a practical matter. In light of Mr. Wheeler's substantial experience and financial and accounting expertise, the Board believes Mr. Wheeler is an invaluable member of the Audit Committee and that Mr. Wheeler's membership thereon is in the best interests of the Company and its shareholders.

    The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix
A. The charter sets forth the Audit Committee's responsibilities and authority. The Audit Committee has performed the duties required by its charter, including meeting and holding discussions with management and PricewaterhouseCoopers, LLP (the Company's independent accountants), and has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee has also discussed with PricewaterhouseCoopers, LLP the matters required to be discussed by the Statement on Auditing Standards No. 61, as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as currently in effect, and the Audit Committee has discussed with the independent accountants the firm's independence. The Audit Committee has also received confirmations from management with respect to non-audit consulting services and has considered whether the provision of these services by the independent accountants to the Company is compatible with maintaining the independence of the accountants.

    Based upon the reports by, and discussions with, management and the independent accountants and the Audit Committee's review of the representations of management and the Report of the Independent Accountants, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 1, 2000, to be filed with the Securities and Exchange Commission.

AUDIT FEES
    PricewaterhouseCoopers LLP has billed the Company $174,500 in aggregate fees for professional services in fiscal 2000 in connection with the audit of the Company's annual financial statements and the reviews of the financial statements contained in the Company's quarterly reports on Form 10-Q.

OTHER FEES
    PricewaterhouseCoopers LLP has billed the Company $12,000 in aggregate fees for professional services in fiscal 2000 other than services in connection with the audit of the Company's annual financial statements and the reviews of the financial statements contained in the Company's quarterly reports on Form 10-Q.

    The Audit Committee considered the compatibility of the non-audit services performed by and fees paid to PricewaterhouseCoopers for fiscal 2000 and determined that such services and fees were compatible with the independence of the auditors.

                              Respectfully Submitted
                              Audit Committee

                              By: Melvin L. Keating, Chair
                                  Duane E. Wheeler
                                  Edward H. Pendergast

                                PROPOSAL NO. 2
                      RATIFICATION OF THE APPOINTMENT OF
                    PRICEWATERHOUSECOOPERS LLP AS AUDITORS

    The persons named in the accompanying proxy card as attorneys and proxies intend, unless otherwise instructed, to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the next fiscal year. The Board of Directors has voted to approve PricewaterhouseCoopers LLP to audit the accounts of the Company for the year ending November 30, 2001. Since their report will be addressed to the stockholders, the holders of Class A Common Stock are asked to ratify this selection. Submission to the stockholders of the ratification of the appointment of PricewaterhouseCoopers LLP as auditors is not required and such appointment will remain in effect if not approved by the stockholders.

    The Board of Directors recommends a vote in favor of this proposal.

    PricewaterhouseCoopers LLP is expected to have a representative at the Annual Meeting of Stockholders who will have an opportunity to make a statement if he/she desires to do so and who will be available to respond to appropriate questions.

                                   GENERAL

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING
    In accordance with Rule 14-a 8 of the Exchange Act, stockholders desiring to have proposals to be included in the Company's proxy materials for the 2001 Annual Meeting must be received by the Company, for its consideration, on or before November 23, 2001.

OTHER MATTERS
    Management knows of no other matters to be brought before the meeting. If any other matters not mentioned in this Proxy Statement are properly brought before the meeting, the persons named in the enclosed Class A proxies intend to vote such proxies in accordance with their best judgment on such matters.

    Stockholders are urged to vote and send in their proxies without delay.

                              PLYMOUTH RUBBER COMPANY, INC.
March 28, 2001

                                                                    APPENDIX A

                        PLYMOUTH RUBBER COMPANY, INC.

                           AUDIT COMMITTEE CHARTER

PURPOSE
    The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements and the Company's legal compliance and ethics policies as established by management and the Board.

    In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

    The Committee shall review the adequacy of this Charter on an annual basis.

MEMBERSHIP
    The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the NASD.

    Accordingly, all of the members will be directors:

1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

KEY RESPONSIBILITIES
    The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

    The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

o The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ('SAS') No. 61.

o As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of the Form 10-Q.

o The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

o  The Committee shall:

   o request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard No. 1;

   o discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

   o recommend that the Board take appropriate action to oversee the independence of the outside auditor.

o The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.

                         PLYMOUTH RUBBER COMPANY, INC.

        CLASS A PROXY - Annual Meeting of Stockholders - April 20, 2001

      The undersigned, a holder of Class A Common Stock of Plymouth Rubber Company, Inc., hereby constitutes and appoints Jane H. Guy and David M. Kozol and each of them, the attorneys and proxies of the undersigned with full power of substitution and revocation, to attend the annual meeting of stockholders of the Company to be held on April 20, 2001 at 9:00 a.m. at the Conference Center, 2nd Floor, 53 State Street, Boston, Massachusetts, and any adjournments thereof, to vote all of the shares of Class A Common Stock of the Company which the undersigned may be entitled to vote and to vote upon the matters set forth on the reverse side hereof.

      THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS. UNLESS OTHEREWISE INDICATED IT WILL BE VOTED IN FAVOR OF THE NOMINEES FOR DIRECTOR, AND IN FAVOR OF ITEM 2.

      The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

                 (Continued and to be signed on reverse side.)       -----------
                                                                     SEE REVERSE
                                                                         SIDE
                                                                     -----------

                        PLEASE DATE, SIGN AND MAIL YOUR
                        PROXY CARD AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                         PLYMOUTH RUBBER COMPANY, INC.

                                 APRIL 20, 2001

             \/ Please Detach and Mail in the Envelope Provided \/

A [X] Please mark your
      votes as in this
      example.

                 FOR    WITHHELD
1. Election of   [ ]       [ ]           To serve for a term of three (3) years:
   Directors:                            Nominees:  Edward H. Pendergast
                                                    Joseph D. Hamilburg
                                                    C. Gerald Goldsmith
FOR all nominees listed at right,
except vote withheld from the
following nominees (if any).

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                                                          FOR   AGAINST  ABSTAIN
2. Ratification of the selection of                       [ ]     [ ]      [ ]
   PricewaterhouseCoopers LLP as the Company's
   Auditors for the fiscal year ending
   November 30, 2001.
3. The transaction of such other business as may          [ ]     [ ]      [ ]
   properly be brought before the meeting or any adjournment thereof.

                MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW [ ]


PLEASE DATE. SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE PROMPTLY.

Signature: ____________________________    Date _____________________

Signature: ____________________________    Date _____________________

NOTE: Please sign exactly as your name appears hereon. Executors, Administrators, Trustees, etc. should so indicate when signing giving full title as such. If signer is a corporation, execute in full Corporate name by authorized officer. If more persons, all should sign.